EXHIBIT 99.1

PCTEL Reports First Quarter Financial Results

BLOOMINGDALE, Illinois – May 6, 2021 – PCTEL, Inc. (Nasdaq: PCTI) announced its results for the first quarter ended March 31, 2021.

Highlights

•	Revenue of $17.7 million in the first quarter, 1.1% higher compared to the first quarter 2020.

•

Gross profit margin of 47.1% in the first quarter, up 0.2% compared to the gross profit margin in the first quarter 2020. The gross profit percentage in the first quarter reflects a higher gross profit margin for test and measurement products, offsetting a lower gross margin percentage for antennas and Industrial IoT devices.

•	GAAP net loss per diluted share of $0.04 in the first quarter which was the same as first quarter 2020.

•

Non-GAAP net income and adjusted EBITDA are metrics the Company uses to measure its core earnings. A reconciliation of those non-GAAP measures to our GAAP financial statements is provided later in the press release.

•	Non-GAAP net income per diluted share of ($0.00) in the first quarter compared to Non-GAAP net income per diluted share of $0.01 in the first quarter 2020.

•	Adjusted EBITDA as a percent of revenue of 3.8% in the first quarter which was the same as first quarter 2020.

•	$40.6 million of cash and investments (including long-term investments) and no debt at March 31, 2020 compared to $41.0 million and no debt at December 31, 2020.

“Our antenna business was stable and the test and measurement products continue to perform very well as we address 5G deployments and emerging public safety opportunities.”, said David Neumann, PCTEL’s CEO.  “As we announced on May 3rd, we’re excited about our recent acquisition of Smarteq Wireless AB, a leading European supplier of antennas for vehicular, energy and Industrial IoT applications (“Smarteq”).  Smarteq’s product wins for Industrial IoT, EV charging stations and vehicles complement our recent antenna design wins in utilities, 5G and metering. “We expect market conditions and the demand for our antenna, IoT device and scanner products to improve through the year as global economies recover.”

CONFERENCE CALL / WEBCAST

PCTEL’s management team will discuss the Company’s results today at 4:30 p.m. ET. The call can be accessed by dialing (888) 506-0062 (United States/Canada) or (973) 528-0011 (International), PIN number: 988748. The call will also be webcast at https://investor.pctel.com/news-events/webcasts-events.

REPLAY: A replay will be available for two weeks after the call on either the website listed above or by calling (877) 481-4010 (United States /Canada), or (919) 882-2331 (International), PIN number: 40774.

About PCTEL

PCTEL is a leading global provider of wireless technology, including purpose-built Industrial IoT devices, antenna systems, and test and measurement solutions. Trusted by our customers for over 25 years, we solve complex wireless challenges to help organizations stay connected, transform, and grow.

For more information, please visit our website at https://www.pctel.com/.

PCTEL Safe Harbor Statement

This press release and our related comments in our earnings conference call contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements about the Company’s expectations regarding the impact of the COVID-19 pandemic; our future financial performance; growth of our antenna solutions and Industrial IoT and test and measurement businesses; the impact of the acquisition of Smarteq on the Company’s ability to offer additional products, expand in the European market, and generate revenue; the impact of our transition plan for manufacturing inside and outside China; the anticipated demand for certain products including those related to public safety, Industrial IoT, 5G and intelligent transportation; and the anticipated growth of public and private wireless systems are forward-looking statements. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the disruptions to the Company’s workforce, operations, supply chain and customer demand caused by the COVID-19 pandemic and impact of the pandemic on the Company’s results of operations, financial condition and stock price; the impact of data densification and IoT on capacity and coverage demand; the impact of 5G; customer demand and growth generally in the Company’s defined market segments, including demand from customers in China; the Company’s ability to integrate Smarteq, expand its European presence and benefit from additional antenna and Industrial IoT product offerings; the impact of the uncertainty regarding renewal of our lease of our Tianjin, China manufacturing premises; the impact of tariffs on certain imports from China; and the Company’s ability to grow its business and create, protect and implement new technologies and solutions. These and other risks and uncertainties are detailed in PCTEL's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

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PCTEL is a registered trademark of PCTEL, Inc. © 2020 PCTEL, Inc. All rights reserved.

For further information contact:

Kevin McGowan

CFO

PCTEL, Inc.

(630) 339-2051

Suzanne Cafferty

Vice President, Global Marketing

PCTEL, Inc.

(630) 339-2107

public.relations@pctel.com

PCTEL, INC.
REVENUE AND GROSS PROFIT BY PRODUCT LINE (unaudited)
(in thousands)

	Three Months Ended March 31, 2021			
	Antennas and Industrial IoT Devices Products	Test & Measurement Products	Corporate	Total
REVENUES	$11,723	$6,205	($221)	$17,707
GROSS PROFIT	$3,747	$4,588	$3	$8,338
GROSS PROFIT %	32.0%	73.9%		47.1%

	Three Months Ended March 31, 2020			
	Antennas and Industrial IoT Devices Products	Test & Measurement Products	Corporate	Total
REVENUES	$11,460	$6,083	($37)	$17,506
GROSS PROFIT	$3,918	$4,297	$0	$8,215
GROSS PROFIT %	34.2%	70.6%		46.9%

The Corporate column includes the elimination of intercompany revenues between Antennas and Industrial IoT Devices and Test & Measurement Products and other licensing revenues.

Reconciliation of GAAP to non-GAAP Results (unaudited)
(in thousands except per share information)

Reconciliation of GAAP operating loss to non-GAAP operating loss

		Three Months Ended March 31,	
		2021	2020
	Operating Loss	($695)	($878)
(a)	Add:		
	Amortization of intangible assets		
	-Cost of revenues	0	111
	-Operating expenses	0	33
	Restructuring	0	87
	Stock Compensation:		
	-Cost of revenues	69	72
	-Engineering	142	137
	-Sales & marketing	160	150
	-General & administrative	247	203
		618	793
	Non-GAAP Operating Loss	($77)	($85)
	% of revenue	-0.4%	-0.5%

Reconciliation of GAAP net loss to non-GAAP net (loss) income

		Three Months Ended March 31,	
		2021	2020
	Net Loss	($662)	($688)
	Adjustments:		
(a)	Non-GAAP adjustments to operating loss	618	793
	Income Taxes	9	(1)
		627	792
	Non-GAAP Net (Loss) Income	($35)	$104
	Non-GAAP (Loss) Income per Share:		
	Basic	($0.00)	$0.01
	Diluted	($0.00)	$0.01
	Weighted Average Shares:		
	Basic	18,070	18,207
	Diluted	18,070	18,207

This schedule reconciles the Company's GAAP operating income to its non-GAAP operating loss. The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal

The adjustments to GAAP operating loss (a) consist of stock compensation expense and amortization of intangible assets. The adjustments to GAAP net loss include the non-GAAP adjustments to operating loss as well as adjustments for (b) non-cash income tax expense.

PCTEL, Inc.

Reconciliation of GAAP operating loss to Adjusted EBITDA

(unaudited, in thousands)

	Three Months Ended March 31,	
	2021	**2020**
Operating Loss	($695)	($878)
Add:		
Depreciation and amortization	742	748
Intangible amortization	0	144
Restructuring expenses	0	87
Stock compensation expenses	618	562
Adjusted EBITDA	**$665**	**$663**
% of revenue	3.8%	3.8%

This schedule reconciles the Company's GAAP operating loss to Adjusted EBITDA. The Company believes that this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company uses Adjusted EBITDA when evaluating its financial results as well as for internal planning and forecasting purposes. Adjusted EBITDA should not be viewed as a substitute for the Company's GAAP results.

Adjusted EBITDA is defined as net income before interest, income taxes, depreciation and amortization. The adjustments on this schedule consist of depreciation, amortization of intangible assets, and stock compensation expenses